EXHIBIT 99.1

MUTUAL SETTLEMENT AGREEMENT AND GENERAL RELEASE

This Mutual Settlement Agreement and General Release (“Settlement Agreement”) is entered into effective as of May 15, 2007 (“Effective Date”) by and between PainCare Holdings, Inc., a Florida corporation (“PainCare”), PainCare, Inc., a Nevada corporation and a wholly owned subsidiary of PainCare (“PainCare Sub”) and PainCare Acquisition Company IX (“PainCare Sub #9”), a Florida corporation and a wholly owned subsidiary of PainCare Sub, (collectively referred to as “Sellers”) as the First Part, and Kenneth M. Alo, M.D., an individual (“Dr. Kenneth Alo”); NCCCK Children’s Trust, an Irrevocable Nongrantor Trust (the “Trust”); Alpha Two, LLC a Nevada Limited Liability Company (the “LLC”); Alpha Three, FLP, a Nevada Limited Partnership (the “FLP”); Alo Nongrantor Trust (UDT 2004) (the “2004 Trust”); Delta KMA One, LLC, a Nevada Limited Liability Company (the “KMA LLC”); Delta KMA Two FLP, a Nevada Limited Partnership (the “FLP KMA”); and Kenneth Alo, M.D., P.A. (the “Med PA”), a Texas professional association, (collectively referred to as “Buyers”) as the Second Part. Each of the parties to this Settlement Agreement is sometimes individually referred to herein as a “Party” or collectively, as the “Parties.”

RECITALS

A.	On or about December 31, 2003 and on or about April 29, 2004, the Parties effected a series of purchase and sale related transactions involving certain medical practice(s) in Houston, Texas (collectively the “Acquisitions”);

B.	The Parties have become dissatisfied with the arrangement contemplated by the Acquisitions and the conduct of the business in the form created by the Acquisitions. In addition, certain disagreements and disputes have arisen among the Parties. Each side of this dispute denies that it has engaged in any misconduct or legally actionable conduct of any kind;

C.	The Parties are mutually desirous to settle and resolve all potential claims, legal actions, judgments, disputes, claims, causes of action, and appeals against each other, known or unknown, by entering into this Settlement Agreement; and

D.	The Parties are mutually desirous that this Settlement Agreement shall lawfully: (i) sever the various business relationships between the Parties created by the Acquisitions; (ii) terminate all agreements linking those Parties together; (iii) provide for an orderly and amicable separation of the Parties; (iv) compromise and settle all disputes between the Parties; (v) transfer certain assets and liabilities between PainCare and the Buyers; and (vi) transfer certain Consideration between PainCare and the Buyers.

SETTLEMENT AGREEMENT

NOW THEREFORE, in consideration of the foregoing recitals and the mutual covenants and representations contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties to this Settlement Agreement agree as follows:

1.	Termination of Acquisitions. The Parties hereby terminate and cancel all agreements constituting and comprising the Acquisitions entered into on or about December 31, 2003, between PainCare and its related entities and Dr. Kenneth Alo and his related entities. This termination specifically includes but is not limited to the following transactions and related documents stated below:

	1.1	The Merger Agreement and Plan of Reorganization (the “Merger Agreement”) by and between PainCare Holdings, Inc., a Florida corporation (“PainCare”), PainCare Acquisition Company IX, Inc., a Florida corporation (“Subsidiary”), sometimes jointly referred to herein as “PainCare”, and Kenneth M. Alo, M.D., P.A., a Texas professional association (the “Company”); NCCCK Children’s Trust, an Irrevocable Nongrantor Trust (the “Trust”); Alpha Three FLP, a Nevada limited partnership (the “Partnership”); and Kenneth M. Alo, M.D., an individual (“Dr. Alo”), sometimes collectively referred to as “the Shareholder”, dated on or about December 31, 2003, and all Addendums, Exhibits, Assignments and Disclosure Schedules attached thereto;

	1.2	The Management Services Agreement (the “MSA”), by and between PainCare Acquisition Company IX, Inc., a Florida corporation (as “Manager”), Kenneth Alo, M.D., P.A., a Texas professional association (as the “Practice Operator”) and Kenneth M. Alo, M.D., (“Dr. Alo”), dated on or about December 31, 2003, and all Addendums, Exhibits, Assignments and Disclosure Schedules attached thereto;

	1.3	The Physician Employment Agreement (“Employment Agreement”) by and between Kenneth Alo, M.D., P.A., a Texas professional association (as the “Employer”) and Kenneth M. Alo, M.D. (as the “Employee”), dated on or about January 1, 2004;

	1.4	The Billing Agreement (Medicare/Medicaid) (the “Billing Agreement”) by and between PainCare Acquisition Company IX, Inc., a Florida Corporation (“Manager”) and Kenneth Alo, M.D., P.A., a Texas professional corporation (the “Practice Operator”), dated on or about January 1, 2004;

	1.5	The Limited Power of Attorney (the “Power of Attorney”) by and between PainCare Acquisition Company IX, Inc., a Florida Corporation (“Manager”) and Kenneth Alo, M.D., P.A., a Texas Professional Corporation (the “Practice Operator”) dated on or about December 31, 2003; and

	1.6	Other Ancillary Documents, Exhibits, and Disclosure Schedules by and between PainCare, PainCare Sub, Subsidiary and Dr. Kenneth Alo entered into on or about

December 31, 2003, and thereafter. This includes, but is not limited to Depository Lockbox Agreement; Stock Power for Kenneth Alo, M.D., P.A., a Texas professional association; all other Limited Powers of Attorney; and HIPPA Agreements with PainCare.

2.	Medical Practices at Multiple Business Locations. This Settlement Agreement specifically includes the operation of Dr. Kenneth Alo’s medical practice located at 17270 Red Oak, #110, Houston. TX 77090, and all other locations in the state of Texas as of this date (collectively referred to as the “Business Locations”);

3.	Transfer of All Stock in PainCare Sub #9 to Dr. Kenneth Alo and/or Med PA.

	3.1	On the Closing Date, Dr. Kenneth Alo and the Med PA (jointly “Dr. Alo”) shall purchase, and PainCare Sub shall sell, transfer, convey, assign, and deliver to Dr.

Alo all right, title, and interest to all of the issued and outstanding shares of stock (“Stock”) in PainCare Sub #9 (“Stock Purchase”) including all rights, claims and assets (of every kind, nature, character, and description, whether real, personal or mixed, tangible or intangible, accrued, contingent or otherwise) and wherever situated, of PainCare Sub #9, including without limitation, the accounts receivable of PainCare Sub #9 that remain outstanding on the Closing Date, and any other assets which are used, held for use or acquired or developed for use by PainCare Sub #9 in connection with its business (collectively, the “Practice Assets” (it being expressly understood that the goodwill and going concern value pertaining to the Sellers and the business of the Sellers shall constitute a portion of the Practice Excluded Assets)). Except as stated in paragraph 3.2 below, all Practice Assets of PainCare Sub #9 are hereby confirmed by the Parties and therefore all such Practice Assets shall remain owned by PainCare Sub #9, as more fully described in its Consolidated Financial Statements dated as of April 30, 2007, attached hereto as EXHIBIT “E.” This Stock Purchase shall result in Dr. Alo owning all of the issued and outstanding stock in PainCare Sub #9. In order to facilitate and memorialize the lawful transfer of the above Stock in PainCare Sub #9, the PainCare Sub and Dr. Alo shall simultaneously enter into the Stock Purchase Agreement, and Stock Power, attached hereto as EXHIBIT “A” and EXHIBIT “B”, respectively. PainCare Sub hereby further agrees that it shall execute such further instruments as customary and reasonable to transfer all of the stock ownership in PainCare Sub #9 aforementioned to Dr. Alo, and to take such other actions as may be reasonably required to effect the stock ownership transfer contemplated herein.

	3.2	Excluded Assets. Section 3.1 notwithstanding, the Sellers will not sell, transfer, assign, convey or deliver to Dr. Alo and the Buyers are not acquiring any of the following assets (collectively, the “Excluded Assets”):

		i.	Goodwill. The goodwill and going concern value pertaining to the Sellers and the business of the Sellers.

ii.	Tax Credits and Records. Federal, state and local income and other tax credits and tax refund claims and associated returns and records, provided the Buyers shall have reasonable access to such records to the extent reasonably necessary for the Buyers’ own tax planning or returns.

iii.	Certain Business Documents. The business and organizational documents of the Sellers, including without limitation their minute books, general accounting records, correspondence, policies, procedures, reports, data, the financial statements and records of the Sellers and any other documents not deemed part of PainCare Sub #9 or the Practice Assets.

iv.	Cash. All cash, cash equivalents, bank deposits or accounts, securities, short-term investments or similar items held by or owned by the Sellers and all documentation related thereto.

4.	Termination of the MSA and Related Agreements.

	4.1	Simultaneous with the Stock Purchase aforementioned, PainCare shall cause PainCare Sub #9 to terminate the MSA with the Med PA pursuant to the Management Services Termination Agreement attached hereto as EXHIBIT “C” (the “MSTA”). As a result, no Party to the MSA shall have any further or continuing obligation or responsibility to the other Party pursuant to such agreement, including the payment of any amounts or performance of any obligations under the terms of the MSA on or after the Closing Date.

	4.2	In addition to the termination of the MSA, all other related agreements, written or oral, among the Parties shall be terminated as of the Closing Date pursuant to that certain Termination Agreement attached hereto as EXHIBIT “D” (the “Termination Agreement”), and no party thereto shall have any obligation or responsibility to any other party thereto under the terms of any such agreements on or after the Closing Date; and

	4.3	In connection with the termination of the foregoing agreements, the Parties are hereby deemed to have waived any applicable termination provisions contained in such agreements or any and all other conditions (including, but not limited to, any conditions precedent or conditions subsequent) to the termination thereof.

5.	Assumption of Liabilities. On the Closing Date, the Med PA shall assume those unpaid debts, bills and obligations of the Sellers arising from or out of the Acquisitions, or from the PainCare Sub #9 arising in the ordinary course of business of its business, which is consistent with past practices that exist as of or arise after the Closing Date, as more fully described in the Consolidated Financial Statements, dated as of April 30, 2007, attached hereto as EXHIBIT “E” (collectively the “Assumed Liabilities”) and assume the obligations, liabilities, duties and responsibilities, including any liability for payments arising on and after the Closing Date, under and pursuant to any and all agreements, if any, to which the Sellers are a party with respect to the operation or management of the PainCare Sub #9 (the “Assumed Contracts”) and such other leases, subleases, assumption of leases and similar arrangements of the PainCare Sub #9 related to real property utilized in its operations. Buyers shall assume the Assumed Liabilities and the Assumed Contracts and hereby release the Sellers from any and all continuing and further obligations or liabilities related to or arising from (i) the Assumed Liabilities or (ii) the Assumed Contracts which accrue or become due on or after the Closing Date. On the Closing Date, the Parties shall execute and deliver (i) a General Assumption of Liabilities Agreement in the form attached hereto as EXHIBIT “F”, evidencing the Med PA’s assumption of the Assumed Liabilities, and (ii) an Assignment and Assumption of Contracts Agreement, if necessary, in the form attached as EXHIBIT “G”, evidencing the Med PA’s assumption of all of the Assumed Contracts, if any. The Med PA hereby further agrees that it will execute any further documents, assignments or assurances in law or do any other thing that is reasonably necessary, desirable or proper in order for any third party to fully release the Sellers from any further continuing liabilities or obligations in connection with the Assumed Liabilities or Assumed Contracts. Additionally, the Med PA agrees to assume all obligations, liabilities, duties and responsibilities arising out of any investigations, audits, demands, claims, damages, fines, or penalties incurred by the PainCare Sub #9 arising any actions taken against the PainCare Sub #9 and/or is predecessors or successors in interest by any government funded health care benefit program or any commercial or private third party payor.

6.	Purchase Price. In consideration for the sale of the Stock in PainCare Sub #9, the Buyers shall at Closing pay and deliver to the PainCare Sub or to its designated nominee as stated below, the purchase price (“Purchase Price”) as follows: (i) the Cash Consideration as defined below, and (ii) the Promissory Note as defined below.

	6.1	Cash Consideration. Buyers shall pay to the PainCare Sub the sum certain of $400,000 (“Cash Consideration”). The Buyers shall pay the Cash Consideration directly to HBK Investments, LP, a Delaware limited partnership (“HBK”) on behalf of Sellers, to be credited to Sellers’ loan obligation to HBK, as provided in that certain Loan and Security Agreement, dated as of May 10, 2005, and entered into by and between Sellers and HBK, among others (hereinafter referred to sometimes as the “HBK Debt” or “HBK Loan Agreement”). The HBK Loan Agreement is incorporated herein by reference as though fully set forth. The Buyers shall transfer to HBK by wire transfer in immediately available funds the Cash Consideration in accordance with wire instructions to be provided to the Med PA prior to the Closing Date;

	6.2	Promissory Note. Dr. Alo shall enter into that certain Promissory Note in favor of PainCare Sub attached hereto as EXHIBIT “H” (the “Promissory Note” or sometimes “Note”). The Promissory Note shall provide for the payment of Two Hundred Thousand Dollars ($200,000), accruing 12% simple interest per annum, payable monthly, fully amortized over 6 consecutive months. Thus, the monthly payment of principal and interest shall be $34,509.67 until paid in full. If the HBK Debt is satisfied in full prior to all Note payments being paid by the Buyers, then the balance of the Note Payments shall be paid directly to the PainCare Sub. HBK shall promptly give the Buyers written notice of when the HBK Debt is paid in full. To the extent HBK receives any Note payments after the HBK debt has been fully satisfied, then HBK shall promptly pay such Note payments directly to the PainCare Sub and provide written notice to Buyers of such payment. Payment of the Note payments by Buyers directly to HBK shall fully satisfy Buyers’ obligation to pay the Note payments directly to Sellers, as required under the terms of this Settlement Agreement and under the terms of all related contracts attached as Exhibits to the Settlement Agreement; and

	6.3	Security Agreement and Pledge Agreement. The Parties shall enter into a Security Agreement and Pledge Agreement attached hereto as EXHIBIT “I” and EXHIBIT “J” respectively, pursuant to which PainCare Sub shall have a security interest in the accounts receivable of the Med PA and PainCare Sub #9, and all PainCare Shares owned by the Buyers (collectively the “Mixed Collateral”). This security interest shall also attach to all cash proceeds generated from the collection or sale of the above Mixed Collateral until such time as all amounts due under the Promissory Note have been paid in full. The Buyers shall have the right to sell, at any time, all of the PainCare Shares owned by Buyers; however, the cash proceeds generated from the sale shall be paid to PainCare, Inc. (or HBK, per written instructions from both PainCare Sub and HBK) within five (5) business days after the Buyers receive such cash proceeds, until the Note is paid in full. The payment of the cash proceeds from the sale of the PainCare Shares shall be credited toward Dr. Alo’s Promissory Note payments until such time as all amounts due under the Promissory Note have been paid in full. The PainCare Sub shall file or cause to be filed a UCC-1 financing statements to perfect its security interest in the Mixed Collateral aforementioned.

7.	Mutual Releases.

	7.1	Buyers’ General Release. In consideration of (i) the releases given by PainCare and PainCare Sub, (ii) the agreement of PainCare to terminate the MSA and other agreements, (iii) the agreement of PainCare Sub to sell all stock to PainCare Sub #9, and (iv) other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Buyers shall enter into that certain Buyers’ General Release in favor of PainCare and PainCare Sub attached hereto as EXHIBIT “K”;

	7.2	PainCare’s General Release. In consideration of (i) the releases given by the Buyers, (ii) the agreement of the Buyers to terminate the MSA and other agreements, (iii) the agreement of Dr. Kenneth Alo and/or his Med PA to buy PainCare Sub #9, and (iv) other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, PainCare and PainCare Sub shall enter into that certain Sellers’ General Release in favor of the Buyers, attached hereto as EXHIBIT “L”; and

	7.3	HBK’s Consent and Partial Release. Sellers shall cause HBK and any of its related entities to effect, and HBK shall effect full, unconditional, and absolute releases of all stock, all assets, and all accounts receivable of the Med PA, PainCare Sub #9, and all PainCare Stock held by Buyers, attached hereto as EXHIBIT “M”.

8.	Representations and Warranties by the Buyers. The Buyers jointly and severally represent, warrant and covenant to PainCare as follows:

	8.1	The statements made by the Buyers in this Section are and will be correct and complete as of the Closing Date;

	8.2	The Buyers have the full power and authority to execute, deliver and perform this Settlement Agreement and the Settlement Documents related thereto;

	8.3	This Settlement Agreement and the Settlement Documents to be executed and delivered by Buyers constitute the legal, valid and binding obligations of the Buyers, enforceable against the Buyers, subject to bankruptcy, insolvency, moratorium, reorganization and similar laws of general applicability affecting the rights and remedies of creditors and to general principles of equity, regardless of whether enforcement is sought in proceedings in equity or at law;

	8.4	The execution and delivery by the Buyers of this Settlement Agreement and the Settlement Documents, and the fulfillment of and compliance with this respective terms by the Buyers do not and will not (i) conflict with or result in a breach of the terms, conditions, or provisions of, (ii) constitute a default or event of default under, (iii) give any third party the right to accelerate any obligation under, (iv) result in a violation of, or (v) require any authorization, consent, approval exemption or other action by or notice to any court or governmental authority pursuant to, the articles of incorporation or bylaws or any regulation, order or contract to which any of the Buyers are subject;

	8.5	The Buyers have not employed any broker, finder, advisor, consultant or other intermediary in connection with this Settlement Agreement or Settlement Documents, or any other transaction contemplated hereby who is or might be entitled to any fee, commission or other compensation from PainCare upon or as a result of the execution of this Settlement Agreement or Settlement Documents, or the consummation of the transactions contemplated hereby; and

	8.6	During the period that any amount due under the Promissory Note remains outstanding, none of the Buyers shall enter into any transaction in which all or substantially all of the Accounts Receivable of the Med PA and PainCare Sub #9

are pledged, transferred, assigned, sold or otherwise encumbered to or for the benefit of any person or entity, without PainCare’s written consent.

9.	Representations and Warranties by PainCare and PainCare Sub. PainCare and PainCare Sub represent and warrant to the Buyers as follows:

	9.1	The statements made by PainCare and PainCare Sub in this Section are and will be correct and complete as of the Closing Date;

	9.2	PainCare is a corporation, validly existing and in good standing under the laws of the State of Florida; PainCare Sub is a corporation, validly existing and in good standing under the laws of the State of Nevada;

	9.3	This Settlement Agreement and the Settlement Documents to be executed and delivered by PainCare and PainCare Sub have been duly approved by all requisite action of PainCare and PainCare Sub and they have full power and authority to execute, deliver and perform this Settlement Agreement, together with all of the Settlement Documents to be executed and delivered by them;

	9.4	PainCare Sub has lawful title to all of the Stock in PainCare Sub #9 and will transfer same to Dr. Kenneth Alo and/or his Med PA free and clear of all claims, liens or encumbrances;

	9.5	This Settlement Agreement and the Settlement Documents to be executed and delivered by PainCare and PainCare Sub constitute the legal, valid and binding obligations of PainCare and PainCare Sub, enforceable against PainCare and PainCare Sub, subject to bankruptcy, insolvency, moratorium, reorganization and similar laws of general applicability affecting the rights and remedies of creditors and to general principles of equity, regardless of whether enforcement is sought in proceedings in equity or at law;

	9.6	The execution and delivery by PainCare and PainCare Sub of this Settlement Agreement and the Settlement Documents and the fulfillment of and compliance with the respective terms by PainCare and PainCare Sub does not and will not (i) conflict with or result in a breach of the terms, conditions, or provisions of, (ii) constitute a default or event of default under, (iii) give any third party the right to accelerate any obligation under, (iv) result in a violation of, or (v) require any authorization, consent, approval exemption or other action by or notice to any court or governmental authority pursuant to, the articles of incorporation or bylaws or any regulation, order or contract to which PainCare is subject which will not have been obtained prior to Closing, except for HBK;

	9.7	All of the Assets of PainCare Sub #9 are being transferred with all of its issued and outstanding Stock “AS IS, WHERE IS” AND PAINCARE AND PAINCARE SUB DISCLAIMS ANY AND ALL IMPLIED WARRANTIES OF

MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND ANY AND ALL OTHER WARRANTIES RELATING TO THE CONDITION, USABILITY, OR AGE OF ANY OF THE ASSETS HELD BY PAINCARE SUB #9. To the extent assignable, PainCare and PainCare Sub shall transfer and assign their rights to any warranties relating to the Assets of PainCare Sub #9 to Dr. Kenneth Alo’s Med PA;

9.8	PainCare and PainCare Sub have not employed any broker, finder, advisor, consultant or other intermediary in connection with this Settlement Agreement, the Settlement Documents, or the transaction contemplated hereby who is or might be entitled to any fee, commission or other compensation from any of the Buyers, upon or as a result of the execution of this Settlement Agreement, the Settlement Documents, or the consummation of the transactions contemplated hereby; and

9.9	PainCare has delivered to the Buyers a consolidated unaudited balance sheet of the Med PA and PainCare Sub #9, as of April 30, 2007 (the “Financial Statement Date”), and the related unaudited consolidated statement of income for the period then ended (collectively, the “Financial Statements”). The Financial Statements were prepared from the books and records of Med PA and PainCare Sub #9, which to the knowledge of PainCare are correct and complete, except to the extent any errors or omissions have resulted from information provided by any of the Buyers. The Financial Statements present fairly and accurately the financial position of Med PA and PainCare Sub #9, and the results of its operations as of the dates and for the periods presented therein and have been prepared in accordance with GAAP, except for footnotes and customary year-end adjustments. To the knowledge of PainCare, Med PA, and PainCare Sub #9 have not undergone any material adverse change in their businesses, conditions (financial or otherwise) or prospects, or suffered any material damage, destruction or loss (whether or not covered by insurance) since the Financial Statement Date.

Since the Financial Statement Date, to the knowledge of PainCare, Med PA and PainCare Sub #9 have operated only in the ordinary course of business, and no change has been made or transaction entered into in anticipation of the transactions contemplated by this Settlement Agreement. As of the date of this Settlement Agreement, to the knowledge of PainCare, neither the Financial Statements nor any other information regarding Med PA and PainCare Sub #9 delivered by PainCare to the Buyers contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading except to the extent any errors or omissions have resulted from information provided by any of the Buyers.

10. Closing.

10.1	The Closing of the transactions contemplated by this Settlement Agreement (the “Closing”) shall be consummated on or before May 15, 2007 (the “Closing Date”), or such other time, as agreed upon in writing by the Parties hereto and shall be handled via facsimile execution with originals to follow via overnight delivery. On or before the Closing Date, the Parties shall satisfy and complete the following conditions: (i) the Buyers shall wire to PainCare the Cash Due at Closing, and (ii) each Party’s counsel shall release executed documents to opposing counsel for their respective client, upon written confirmation from PainCare’s counsel that the aforementioned wire has been received;

10.2	At the Closing, PainCare shall deliver to the Buyers the following:

	(1)	A duly executed Stock Purchase Agreement and Stock Powers;

	(2)	A duly executed Management Services Termination Agreement;

	(3)	A duly executed Termination Agreement;

	(4)	A duly executed General Release in favor of Buyers;

	(5)	A duly executed Secretary’s Certificate from PainCare, PainCare Sub and from PainCare Sub #9 certifying as to the resolutions approved by the Board of Directors that PainCare, PainCare Sub and PainCare Sub #9 are authorized to enter into this Settlement Agreement, Settlement Documents, and consummate the transactions contemplated hereby;

	(6)	Copies of the organization documents of PainCare Sub #9, including without limitation, their respective corporate minute books, Stock Ledger, Stock Certificates, Articles of Incorporation, By-Laws, minutes of Shareholders and Directors, general accounting records, accounts payable, accounts receivable, financial statements, and financial records; and

	(7)	Such other documents and certificates as are required or otherwise reasonably requested by the Buyers, pursuant to the provisions of this Settlement Agreement, Settlement Documents, or any ancillary documents hereto.

10.3	The Buyers shall deliver to PainCare the following:

	(1)	The Cash Due At Closing;

	(2)	A duly executed Promissory Note;

	(3)	A duly executed Security Agreement and Pledge Agreement;

(4)	A duly executed Management Services Termination Agreement;

(5)	A duly executed Termination Agreement;

(6)	A duly executed General Release in favor of PainCare and PainCare Sub;

(7)	A duly executed Secretary’s Certificate from the Med PA, certifying as to the resolutions approved by the Board of Directors that the Med PA is authorized to enter into this Settlement Agreement, Settlement Documents, and consummate the transactions contemplated hereby;

(8)	A duly executed General Assumption of Liabilities Agreement;

(9)	A duly executed Assignment and Assumption of Contracts Agreement; and

(10)	Such other documents and certificates as are required or otherwise reasonably requested by PainCare, pursuant to the provisions of this Settlement Agreement, Settlement Documents, or any ancillary documents hereto.

10.4	Conditions Precedent. This Settlement Agreement shall become effective only upon the satisfaction of each of the following conditions precedent (as determined by Sellers):

	10.4.1	Sellers shall have received such evidence as Sellers shall require to demonstrate that the Buyers have irrevocably instructed the Med PA and Dr. Kenneth Alo to make all payments of the Cash Consideration directly to HBK in accordance with Section 6.1, above;

	10.4.2	This settlement shall have been consummated on or before May 15, 2007;

	10.4.3	Sellers shall have received copies of each of the agreements and other documents that are executed or delivered in connection with this settlement, which shall be in form and substance satisfactory to Sellers; and

	10.4.4	Each of the Buyers and Sellers, which are business entities, shall provide a duly executed Officer’s Certificate regarding their respective Representations and Warranties made herein.

11.	Required Consents; Further Assurances. The Parties will use commercially reasonable efforts to obtain in writing, as promptly as possible, all consents, authorizations and approvals required to be obtained by any of them in connection with the transactions contemplated by this Settlement Agreement and Settlement Documents. In the event any Party discovers additional instruments, certificates, consents or other documentation are necessary to effectuate delivery of the Settlement Agreement and Settlement Documents, or any other properties, rights and interests intended to be transferred in accordance with the Settlement Agreement and Settlement Documents, each other Party agrees to execute and deliver such other instruments, certificates, consents, and documents as are reasonably requested by such Party.

12.	No Admission of Liability; Covenant Not to Sue.

	12.1	The releases set forth in the General Releases above are accepted by the Parties hereto as compromises of disputed claims and comprise part of the transactions contemplated herein, and shall not be construed as an admission of liability on the part of any of the Parties hereto.

	12.2	Each of the Parties hereto agrees that none of them, nor any of their respective agents, employees, personal or legal representatives, successors or permitted assigns will bring, commence, institute, maintain or prosecute any action at law or proceeding in equity, or any legal proceeding whatsoever, or any claim for relief or damages, against any of the other Parties hereto which is based in whole or in part on any of the matters or claims released under the General Releases. The Parties hereto agree that the releases contained in the General Releases may be pleaded as a full and complete defense, and may be used as a basis for an injunction against, any action or suit or other proceeding that may be commenced, instituted, prosecuted or attempted by any of the other Parties hereto or any of their personal or legal representatives, employees, agents, officers, directors, successors or permitted assigns, in breach of any of the provisions set forth in this Settlement Agreement. The Parties hereto further agree that none of them will, at any time, take any action of any nature whatsoever to (i) obtain a determination that this Settlement Agreement, or the transactions contemplated hereby, are unlawful, illegal or against public policy, (ii) challenge the validity or enforceability of the Agreement or the transactions contemplated hereby, (iii) or that any of the arrangements set forth in the Agreement, or any of the transactions contemplated hereby, are unlawful in any other manner whatsoever.

13.	Access to Records and Premises. For a period of three (3) years from the date hereof (or such longer period as may be necessary for the Parties to comply with applicable Federal and state regulations), the Parties hereto shall retain and provide each other and their designees with reasonable access to each other’s books and records for proper business purposes, including, but not limited to, defending claims asserted against the other, or as may be otherwise reasonably necessary in order for the Parties to carry on their business operations and to comply with applicable statutory, regulatory or judicial requirements provided such access shall require seventy-two (72) hours prior written notice and not interfere with the business operation of the other Party. Buyers hereby agree that employees and representatives of PainCare shall be permitted continued access to Buyers premises for a period of sixty (60) days from the date of Closing for purposes of winding down PainCare’ business at the above Business Location.

14.	Indemnity.

	14.1	PainCare’s Indemnity. PainCare shall indemnify, defend and hold harmless each of the Buyers their successors, assigns, past, present and future affiliates, parents and subsidiaries, and each of their past, present and future officers, directors, managers, employees, agents, shareholders, members, partners, insurers, successors and assigns (the “Buyers Indemnitees”), from and against any demand, claim, action, damage or liability (including without limitation reasonable attorney fees, expert and outside consulting fees and related court expenses) (“Damages”) asserted against or imposed upon or incurred by the Buyers Indemnitees, or any them, to the extent resulting from a breach of any representation, warranty or covenant of PainCare set forth in this Settlement Agreement or any Settlement Documents.

	14.2	The Med PA and Dr. Alo’s Indemnity.

		14.2.1	The Med PA shall indemnify, defend and hold harmless PainCare, its successors, assigns, past, present and future affiliates, parents and subsidiaries, and each of their past, present and future officers, directors, managers, employees, agents, shareholders, members, partners, insurers, successors and assigns (the “PainCare Indemnitees”), from and against any demand, claim, action, damage, or liability, including without limitation reasonable attorney fees, expert and outside consulting fees, and related court expenses asserted against or imposed upon or incurred by PainCare Indemnitees, or any them, to the extent resulting from (i) a breach of any representation, warranty or covenant of Buyers set forth in this Settlement Agreement or any Settlement Documents, (ii) any assertion with respect to the business of the Med PA and/or PainCare Sub #9 arising after the Closing Date; (iii) noncompliance with any sales or use taxes resulting from the consummation of the transactions contemplated by this Settlement Agreement and the Settlement Documents; (iv) any assertion with respect to any unpaid operating liability or expense relating to the operation of the Med PA and/or PainCare Sub #9 that Sellers are not required to pay pursuant to this Settlement Agreement (v) any Liability of the Med PA and/or PainCare Sub #9 as more fully described above in paragraph 5 (“Assumption of Liabilities”); and (vi) any claim of medical malpractice with respect to services provided by the medical providers employed by or contracted by the Med PA and/or PainCare Sub #9.

		14.2.2	Dr. Alo shall indemnify, defend and hold harmless PainCare, its successors, assigns, past, present and future affiliates, parents and subsidiaries, and each of their past, present and future officers, directors, managers, employees, agents, shareholders, members, partners, insurers, successors and assigns (the “PainCare Indemnitees”), from and against any demand, claim, action, damage, or liability, including without limitation reasonable attorney fees, expert and outside consulting fees, and related court expenses asserted against or imposed upon or incurred by PainCare Indemnitees, or any them, to the extent resulting solely from any Healthcare Compliance Issues.

14.2.3	Mutual Indemnity Covenants by the Parties. The indemnified Party shall give prompt written notice to the indemnifying Party of any claim which might give rise to a claim by the indemnified Party against the indemnifying Party based on the indemnity agreement contained in this Settlement Agreement, stating the nature and basis of said claims and the amounts thereof, to the extent known. After such notice, if the indemnifying Party shall acknowledge in writing to the indemnitee that the indemnifying Party shall be obligated under the terms of its indemnity hereunder in connection with such lawsuit, action or claim and the indemnifying Party shall have presented evidence satisfactory to the indemnitee of the indemnifying Party’s financial ability to satisfy its obligations under this Settlement Agreement or, in the indemnitee’s sole discretion, the indemnifying Party shall have provided to the indemnitee collateral or security sufficient to satisfy the indemnifying Party’s obligations to the indemnitee hereunder, then the indemnifying Party shall be entitled, if it so elects, to take control of the defense and investigation of such claim, lawsuit or action and to employ and engage attorneys of its own choice to handle and contest and defend the same, at the indemnifying Party’s cost, risk and expense. If the claim, lawsuit or action is an insured claim under the indemnifying Party’s applicable insurance coverage, the claim shall be submitted to the insurance carrier and the indemnification obligation shall only be for such amount as not covered by such insurance policy. The indemnitee shall cooperate in all reasonable respects, at the cost and expense of the indemnifying Party, with the indemnifying Party, the insurance carrier (if applicable) and such attorneys in the investigation, trial and defense of such lawsuit or action and any appeal arising therefrom, or in the processing and resolution of any claim filed with the insurance carrier, and the Parties shall cooperate with each other to insure the diligent and timely resolution of the matters in this Settlement Agreement and in providing access to relevant books and records in their possession; provided, however, that the indemnitee may, at its own cost, select counsel and participate in the investigation, settlement, trial and defense of such claim, lawsuit or action and any appeal arising therefrom. No indemnifying Party may effect any settlement that could result in any cost, expense or liability to the indemnitee unless such indemnitee consents in writing to such settlement and the indemnifying Party agrees to indemnify the indemnitee therefore. No indemnitee may pay any claim or effect any settlement that could result (i) in any cost, expense or liability of the indemnifying Party under this Settlement Agreement or otherwise, or (ii) in preventing the indemnifying Party from recovering under the indemnifying Party’s insurance coverage, unless the indemnifying Party consents in writing to such payment or settlement; provided, however, that the indemnitee may pay any such claim or effect a settlement if the indemnitee relieves the indemnifying Party of any liability therefore. All insurance proceeds collected pursuant to the indemnitee’s insurance coverage shall be paid to satisfy such claim, lawsuit or enforcement action and the balance, if any, shall be paid to the indemnitee. Any damages incurred by an indemnitee not covered by insurance shall be paid to indemnitee by the indemnifying Party;

15.	Mutual Representations and Warranties by the Parties.

	15.1	All of the representations, warranties, covenants, and agreements contained in this Settlement Agreement are material and have been relied upon by each of the Parties hereto and shall survive the Closing for their applicable statute of limitations. The representations and warranties contained herein shall not be affected by any investigation, verification or examination by any Party hereto or by anyone on behalf of such Party;

	15.2	Each Party hereto acknowledges that he or it has had a full and fair opportunity to review this Settlement Agreement, understands all of its terms and provisions, and has consulted with an attorney of his or its choice before executing this Settlement Agreement. Each Party also acknowledges that no promises or inducements have been offered or given to him or it to persuade him or it to execute this Settlement Agreement, other than that consideration herein recited; that such Party is not relying on any representations or statements by any other Party in connection with this Settlement Agreement, other than representations and statements contained herein or instruments executed or delivered pursuant to this Settlement Agreement; and that this Settlement Agreement, together with instruments executed or delivered pursuant to this Settlement Agreement, is intended as a full accord and satisfaction of bona fide dispute concerning the relationship between the Parties; and

	15.3	Each Party and his or its attorneys have made various statements and representations to the other Parties and his or its attorneys during negotiations leading to this Settlement Agreement. Nevertheless, each Party specifically does not rely upon any statement, representation, legal opinion, or promise of any other Party or his or its counsel in executing this Settlement Agreement or in making the settlement provided for herein, except as expressly stated in this Settlement Agreement. The representations and releases contained in this

Settlement Agreement will survive the consummation of the transactions contemplated by this Settlement Agreement.

16.	Confidentiality. No Party will disclose or use the terms of this Settlement Agreement or the Settlement Documents, other than the fact of settlement, to anyone other than such Party’s attorneys, members, managers, shareholders, lenders, or accountants, in connection with arbitration/ litigation to enforce this Settlement Agreement, or as otherwise required by law or as deemed appropriate by the Sellers’ legal counsel in connection with securities and other laws. Further, the Parties agree that if any breach of this Section occurs, irreparable harm not fully compensable by damages will occur. For that reason, in the event of any breach of this Section, the nonbreaching Party will be entitled to injunctive relief, as well as damages. Notwithstanding the arbitration provision of this Settlement Agreement, either Party may seek injunctive relief in any court having jurisdiction to enforce this Section.

17.	Nondisparagement. From and after the date of this Settlement Agreement, each Party will refrain from making any disparaging statements, communications or comments about another Party to this Settlement Agreement, and from in any way interfering with their existing or prospective business relationships.

18.	Press Releases and Public Announcements. No Party shall issue any press release or make any public announcement (“Disclosure”) relating to the subject matter of this Agreement without notifying the other Parties and providing a copy of such Disclosure prior to its dissemination unless otherwise required by law. This specifically includes all Healthcare Compliance Issues.

19.	PainCare Merger Consideration. All cash paid and all PainCare Stock issued by PainCare to Dr. Kenneth Alo, and to his affiliates as part of the Merger between PainCare, Med P.A., Denver Pain Management, and Dr. Kenneth Alo, is irrevocable, absolute, and non-refundable. This consists of all cash and PainCare Stock received by Dr. Kenneth Alo or his affiliates between December 31, 2003, and the Closing Date. Dr. Kenneth Alo’s affiliates shall include, but are not limited to: [(1) ALPHA THREE, FLP; (2)NCCCK CHILDREN’S TRUST; (3) ALO NONGRANTOR (4)ALPHA TWO, LLC; (5) DELTA KMA ONE, LLC; and (6) DELTA KMA TWO,TRUST (U/D/T 2004); FLP]. Conversely, upon Closing, PainCare shall have no further liability for and Dr. Kenneth Alo shall have no further claim to any form of Merger Consideration (Cash or PainCare Stock) of any kind whatsoever directly or indirectly relating to the Acquisitions aforementioned.

20.	General Provisions.

20.1	Notices. All notices, requests, demands, claims, and other communications under this Settlement Agreement must be in writing. Any notice, request, demand, claim, or other communication under this Settlement Agreement will be deemed duly given only if it is sent by registered, certified, or express mail, return receipt requested, postage prepaid, and must be addressed to the intended recipient as follows:

If to PainCare at:	PainCare Holdings, Inc. 1030 North Orange Avenue, Suite 105 Orlando, Florida 32801 Attention: President

With a copy to:	Albert R. Meyer, Esq. PainCare Holdings, Inc. 1030 North Orange Avenue, Suite 105 Orlando, Florida 32801

If to the Buyers, or either of them, at:	Kenneth M. Alo, M.D. 17270 Red Oak, #110 Houston. TX 77090

With a copy to:	Arthur A. Graves, III, Esq. The Oxford Law Firm P. O. Box 8708, Dept 621 Newport Beach, CA 92658-8708

Notices will be deemed given and received upon confirmation of receipt if sent by facsimile, the one day after pick-up if sent by reputable overnight courier, next day delivery service, or three (3) days after mailing if sent by certified or registered mail, or when delivered by express mail. Any Party may change the address to which notices, requests, demands, claims and other communications under this Settlement Agreement are to be delivered by giving the other Parties notice in the manner set forth above;

20.2	Final Agreement. This Settlement Agreement, together with the other Settlement Documents, constitutes a single, integrated, written contract expressing the entire agreement of the Parties relative to this matter. No covenants, agreements, representations or warranties of any kind whatsoever have been made by any Party, except as specifically set forth in this Settlement Agreement. All prior discussions and negotiations have been and are merged and integrated into and are superseded by, this Settlement Agreement;

20.3	Governing Law. This Settlement Agreement will be governed and construed in accordance with the laws of the State of Florida, without giving effect to choice of law principles;

20.4	Amendments in Writing. Any amendments to this Settlement Agreement must be in writing and signed by or on behalf of all Parties to the Settlement Agreement;

20.5	Enforceability; Waiver. Should any provision of this Settlement Agreement be found legally unconscionable, objectionable, or otherwise unenforceable, all other provisions of this Settlement Agreement will remain in full force and effect. No delay or omission on the part of any Party hereto in exercising any right hereunder shall operate as a waiver of such right or any other right under this Settlement Agreement;

20.6	No Assignment of Any Rights or Claims. The Parties to this Settlement Agreement warrant that they have not assigned the claims released herein, that they will not assign the claims before the Closing, and that they have the full right to execute this Settlement Agreement;

20.7	Survival. The warranties, representations, covenants and agreements contained in this Settlement Agreement will survive the Closing, and will survive indefinitely;

20.8	Section Headings. The section headings appearing in this Settlement Agreement have been inserted for the purpose of convenience and ready reference. They do not purport to, and should not be deemed to define, limit, or extend the scope or intent of any section;

20.9	Cooperation in Drafting. Each Party has cooperated in the drafting and preparation of this Settlement Agreement. Hence, in any litigation or arbitration concerning this Settlement Agreement, the same will not be construed against any Party;

20.10	Expenses. All expenses in connection with the preparation of this Settlement Agreement and Settlement Documents, including, without limitation, counsel fees, accounting fees and disbursements, shall be borne by the respective Parties incurring such expense, whether or not such transactions are consummated;

20.11	Execution in Counterparts and by Facsimile. This Settlement Agreement, Settlement Documents, and either ancillary documents may be signed in counterparts and facsimile copies, each of which may be delivered by telecopy or other electronic means as agreed to by the Parties, but will not be effective until all Parties have signed at least one counterpart;

20.12	Time is of the Essence. Time is of the essence with regard to all terms and provisions set forth in this Agreement;

20.13	Incorporation by Reference. All Recitals, Schedules, Exhibits, Addendums, and Attachments to this Agreement are incorporated by reference as though set forth in full herein;

20.14	No Third Party Beneficiaries. Except for HBK, which is an intended third party beneficiary of this Settlement Agreement, this Settlement Agreement shall not confer any rights or remedies under or by reason of this Settlement Agreement to or for the benefit of any person other than the Parties to this Settlement Agreement and their respective successors and assigns (including the heirs, beneficiaries or legal representatives of the Parties), nor shall this Settlement Agreement relieve or discharge the obligation or liability of any third persons to any Party. This Settlement Agreement shall not give any third persons any right of subrogation or action against any Party to this Settlement Agreement;

20.15	Execution by Facsimile. This Settlement Agreement may be executed by facsimile, and, upon such execution, shall have the same force and effect as an original;

20.16	WAIVER OF AUTOMATIC STAY IN BANKRUPTCY. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAWS, IN THE EVENT ANY PARTY TO THIS AGREEMENT FILES A PETITION IN BANKRUPTCY, OR IN THE EVENT THERE IS AN INVOLUNTARY PETITION FILED AGAINST A PARTY TO THIS AGREEMENT (the “DEBTOR”), THEN SUCH PARTY HEREBY CONSENTS TO ENTRY OF AN ORDER BY THE BANKRUPTCY COURT IN THE DEBTOR PARTY’S BANKRUPTCY CASE, GRANTING A MOTION OR APPLICATION FOR RELIEF FROM THE AUTOMATIC STAY OF 11 U.S.C, SECTION 362, FILED BY ANY OTHER PARTY OR PARTIES TO THIS AGREEMENT, TO PERMIT SUCH PARTIES TO EXERCISE THEIR RIGHTS PURSUANT TO THIS SETTLEMENT AGREEMENT AND APPLICABLE NON-BANKRUPTCY LAWS. THE DEBTOR ACKNOWLEDGES THAT ANY OTHER PARTY TO THIS SETTLEMENT AGREEMENT WOULD NOT BE ADEQUATELY PROTECTED IN SUCH BANKRUPTCY PROCEEDINGS AND THAT OTHER GOOD CAUSE EXISTS FOR THE BANKRUPTCY COURT TO GRANT SUCH OTHER PARTY RELIEF FROM THE AUTOMATIC STAY.

20.17	Employees; Benefit Plans. To the extent applicable, Sellers shall terminate the active participation of all employees of the Acquisition Company in any of Sellers’ qualified retirement plans as soon as practicable after the Closing Date.

[SIGNATURES APPEAR ON NEXT PAGE]

This Settlement Agreement is hereby made as of the Effective Date.

PAINCARE:

PAINCARE HOLDINGS, INC., a Florida corporation

By: /s/ Randy Lubinsky	By: /s/ Mark Szporka
Randy Lubinsky	Mark Szporka
Chief Executive Officer	Chief Financial Officer
Dated: May 15, 2007	Dated: May 15, 2007

PAINCARE SUB:

PAINCARE, INC., a Nevada corporation

By: /s/ Randy Lubinsky	By: /s/ Mark Szporka
Randy Lubinsky	Mark Szporka
Chief Executive Officer	Chief Financial Officer
Dated: May 15, 2007	Dated: May 15, 2007

PAINCARE SUB #9:

PC ACQUISITION COMPANY IX, INC., a Florida corporation
By: /s/ Mark Szporka
Mark Szporka
Chief Financial Officer
Dated: May 15, 2007

MED PA:

KENNETH ALO, M.D., P.A. a Texas professional association

By: /s/ Kenneth M. Alo, M.D.
Kenneth M. Alo, M.D., President
Dated: May 15, 2007

FLP:

ALPHA THREE, FLP a Nevada Family Limited Partnership

By: /s/ Kenneth M. Alo, M.D.
Kenneth M. Alo, M.D., Manager of
Alpha Two LLC, a Nevada limited
liability company, the General Partner
Dated: May 15, 2007

TRUST:

NCCCK CHILDREN’S TRUST, an Irrevocable Nongrantor Trust
a Domestic Irrevocable Nongrantor Trust

By: /s/ Robert San Luis
Robert San Luis, Trustee
Dated: May 15, 2007

DR. KENNETH ALO:

By: /s/ Kenneth M. Alo, M.D.
Kenneth M. Alo, M.D., individually
Dated: May 15, 2007

2004 TRUST:

ALO NONGRANTOR TRUST (UDT 2004) a Domestic Irrevocable Trustee

By: /s/ Robert San Luis
Robert San Luis, Trustee
Dated: May 15, 2007

KMA FLP:

DELTA KMA TWO FLP

A Nevada Limited Partnership

By: /s/ Kenneth M. Alo, M.D.
Kenneth M. Alo, M.D., Manager of
KMA One LLC, a Nevada limited
liability company, the General Partner
Dated: May 15, 2007

SCHEDULE OF EXHIBITS
EXHIBIT	“A”	Stock Purchase Agreement
EXHIBIT	“B”	Stock Power
EXHIBIT	“C”	Management Services Termination Agreement
EXHIBIT	“D”	Termination Agreement
EXHIBIT	“E”	Consolidated Financial Statements for PC Acquisition Company IX, Inc.
and Kenneth Alo, M.D., P.A.
EXHIBIT	“F”	General Assumption of Liabilities Agreement
EXHIBIT	“G”	Assignment and Assumption of Contracts Agreement
EXHIBIT	“H”	Promissory Note
EXHIBIT	“I”	Security Agreement
EXHIBIT	“J”	Pledge Agreement
EXHIBIT	“K”	Buyers’ General Release in favor of Sellers
EXHIBIT	“L”	Sellers’ General Release in favor of Buyers
EXHIBIT	“M”	HBK’s Consent and Partial Release